EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)
In connection with the Quarterly Report of Columbia Property Trust, Inc. (the “Registrant”) on Form 10-Q for the quarter ended December 31, 2012, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, E. Nelson Mills, Principal Executive Officer of the Registrant, and Wendy W. Gill, Principal Financial Officer of the Registrant, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that, to the best of our knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ E. NELSON MILLS
E. Nelson Mills Principal Executive Officer
February 28, 2013

/s/ WENDY W. GILL
Wendy W. Gill Principal Financial Officer
February 28, 2013